Dreyfus BASIC
      U.S. Mortgage
      Securities Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                  U.S. Mortgage Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC U.S. Mortgage Securities Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

In stark contrast to the stock market's overall dismal performance, bonds from government and corporate issuers generally performed well in 2002. In fact, 2002 marked the third consecutive year of broad bond market gains and stock market losses. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher and investment-grade corporate bonds also performed well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns in 2003? No one can know for sure. However, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus BASIC U.S. Mortgage Securities Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund achieved a total return of 8.87% and provided aggregate income dividends of approximately $0.6787.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 8.69% for the same period.(2

We attribute the fund's and market' s strong overall returns to declining interest rates and heightened demand for high-quality, fixed-income securities from risk-averse investors. The fund produced higher returns than its benchmark, which we attribute to an asset allocation strategy designed to help protect the fund from the adverse effects of a surge in mortgage prepayments.

What is the fund's investment approach?

On December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income. The fund's prior investment objective was to seek as high a level of current income as is consistent with the preservation of capital.

The fund invests primarily in Government National Mortgage Association ("Ginnie Mae" ) securities. The fund may also invest in U.S. Treasury securities, asset-backed securities and other non-agency, mortgage-backed securities.

We typically use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns provided by mortgage-related securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We evaluate fixed-rate versus floating-rate securities as well as different maturities such as 15-, 20- and 30-year mortgages.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

The fund was positively affected by a generally weak economy during the reporting period. Although recovery from the 2001 recession began early in 2002, the rebound proved to be less robust than most investors had hoped. Mixed economic signals throughout the year disappointed investors who had believed that the Federal Reserve Board (the "Fed" ) would begin raising short-term interest rates later in 2002. In fact, because of the reporting period's corporate scandals and war fears, the Fed reduced interest rates another 0.50 percentage points in November. Longer-term bond yields declined along with interest rates. When yields fell, most bond prices rose, producing substantial levels of capital appreciation that contributed positively to the fund's total return.

Mortgage rates fell along with interest rates. However, this trend influenced many mortgage-backed securities negatively. That' s because historically low mortgage rates have caused a record number of homeowners to refinance their mortgages. As homeowners prepaid existing mortgages, principal was returned to bondholders, who had little choice but to reinvest at lower prevailing yields. As a result, mortgage-backed securities issued by U.S. government agencies generally produced lower total returns than comparable U.S. Treasury securities

In this environment, we attempted to cushion the effects of mortgage prepayments by reducing the fund's exposure to U.S. government agency securities in favor of alternatives -- such as commercial mortgages, asset-backed securities and non-agency collateralized mortgage obligations -- that have no prepayment provisions. At times during the reporting period, the percentage of the fund's assets allocated to such investments approached 35%, the maximum allowed by the fund's investment policies.

The balance of the fund's assets was invested primarily in Ginnie Mae mortgages. We generally focused on securities with relatively low coupon rates, because lower yielding securities were less likely to be hurt by mortgage prepayments. These securities often were purchased at a discount to face value, providing the potential for capital appreciation as interest rates fell.

What is the fund's current strategy?

During most of the reporting period, we set the fund's average duration -- a measure of sensitivity to changing interest rates -- at points that generally were longer than those of the Index. This stance helped us maintain existing yields for as long as practical. However, the fund's and Index's average durations shortened naturally as interest rates fell, and yields on two-year U.S. Treasury notes stood at record lows at the reporting period's end

Accordingly, we have adopted a more cautious stance. In our view, interest rates have little room to fall further, but plenty of room to rise if the economy gains momentum. Therefore, we are prepared to shift toward more defensive strategies as soon as signs of stronger economic growth emerge.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

FUND PERFORMANCE

         Dreyfus BASIC
 PERIOD  U. S. Mortgage   Lehman Brothers
        Securities Fund    GNMA Index *

12/31/92     10,000          10,000
12/31/93     10,875          10,658
12/31/94     10,768          10,498
12/31/95     12,557          12,288
12/31/96     13,162          12,967
12/31/97     14,417          14,204
12/31/98     15,096          15,187
12/31/99     15,522          15,480
12/31/00     17,230          17,199
12/31/01     18,556          18,613
12/31/02     20,202          20,231


* Source: Lehman Brothers

Comparison of change in value of $10,000 investment in Dreyfus BASIC U. S. Mortgage Securities Fund and the Lehman Brothers GNMA Index

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/02

                            1 Year             5 Years          10 Years
--------------------------------------------------------------------------------

FUND                         8.87%              6.98%             7.28%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED, UNHEDGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

December 31, 2002

                                                                                              Principal
BONDS AND NOTES--111.7%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--88.7%

Government National Mortgage Association I:

   5.5%                                                                                      54,873,000  (a)          56,152,622

   6%                                                                                        48,585,000  (a)          50,543,461

   6.5%                                                                                      19,740,000  (a)          20,708,444

   6.5%, 10/15/2010-2/15/2032                                                                 4,907,625                5,157,763

   7%, 1/15/2024-2/15/2024                                                                      593,196                  633,047

   7.5%, 12/15/2023                                                                             100,028                  107,561

   8%, 4/15/2008-12/15/2022                                                                   2,779,912                3,024,874

   8.5%, 2/15/2005-3/15/2022                                                                    328,355                  361,637

   9%, 11/15/2019-11/15/2022                                                                     92,650                  103,178

   9.5%, 9/15/2019-12/15/2021                                                                    90,469                  101,920

   Construction Loans;

      7.25%, 4/15/2032                                                                        1,525,000                1,712,239

   Project Loans:

      6.375%, 10/15/2033-1/15/2034                                                            4,243,916                4,420,589

      6.4%, 10/15/2033                                                                        1,784,652                1,979,840

      6.41%, 8/15/2028                                                                          957,414                1,061,227

      6.43%, 9/15/2033                                                                        1,447,180                1,607,267

      6.45%, 3/15/2034                                                                        2,457,929                2,677,607

      6.55%, 12/15/2033                                                                         680,977                  749,498

      6.6%, 5/15/2028                                                                         1,840,574                2,022,902

      6.625%, 3/15/2029-7/15/2031                                                             4,289,734                4,663,122

      6.7%, 3/15/2028                                                                           613,548                  649,398

      6.75%, 12/15/2023                                                                       6,403,835                7,012,200

                                                                                                                     165,450,396

Government National Mortgage Association II:

   4%, 7/20/2030-8/20/2030                                                                    1,011,729  (b)           1,036,576

   4.25%, 4/20/2030                                                                           2,114,846  (b)           2,169,578

   4.5%, 8/20/2032                                                                           11,388,505  (b)          11,677,773

   5%, 6/20/2032-8/1/2032                                                                    12,880,429               13,240,657

   6.5%, 5/20/2031-6/20/2031                                                                  8,851,797                9,239,063

   7%, 12/20/2027-8/20/2031                                                                  14,059,610               14,827,518

   8%, 9/20/2029-2/20/2034                                                                      276,830                  298,000

   9%, 1/20/2020-7/20/2025                                                                      212,540                  235,057

   9.5%, 9/20/2021-12/20/2021                                                                    52,651                   59,084

   Ser. 2002-7, Cl. PQ, 5.5%, 2025                                                            6,000,000                6,150,859

                                                                                                                      58,934,165

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class:

      Ser. 1542, Cl. QC, 7%, 10/15/2020                                                          56,823  (c)                 469

      Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                     2,476,867  (c)             108,212

      Ser. 1916, Cl. PI, 7%, 12/15/2011                                                         382,896  (c)              46,847

      Ser. 1987, Cl. PI, 7%, 9/15/2012                                                          454,648  (c)              61,755

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                          676,841  (c)              33,186

      Ser. 2167, Cl. AM, 7%, 11/15/2015                                                         688,649  (c)             108,194

      Ser. 2292, Cl. TS, 6.5%, 12/15/2021                                                     1,815,684  (c)              27,235

      Ser. 2295, Cl. OI, 6.5%, 8/15/2024                                                      1,733,642  (c)              16,825

      Ser. 2304, Cl. EI, 6.5%, 9/15/2024                                                      2,634,038  (c)              37,320

      Ser. 2351, Cl. QI, 6.5%, 1/15/2019                                                      1,962,461  (c)              21,906

      Ser. 2399, Cl. IQ, 6.5%, 7/15/2022                                                      3,298,602  (c)              90,250

      Ser. 2419, Cl. IE, 6.5%, 10/15/2027                                                    10,000,000  (c)             392,656

      Ser. 2448, Cl. IJ, 6.5%, 2/15/2023                                                      5,209,106  (c)             184,559

                                                                                                                       1,129,414

Federal Housing Administration,

  Project Loans,

      7.2%, 2/1/2033                                                                          1,087,953                1,099,513

Federal National Mortgage Association:

   6%                                                                                         4,635,000  (a)           4,845,012

   6.2%, 1/1/2011                                                                             2,354,352                2,635,347

   Stripped Securities, Interest Only Class:

      Ser. 1997-74, Cl. PK, 7%, 2027                                                          2,114,954  (c)             269,878

      Ser. 2001-61, Cl. PK, 6.5%, 2022                                                        9,579,050  (c)             196,770

      Ser. 2001-74, Cl. HI, 6%, 2020                                                          2,554,914  (c)             112,957

      Ser. 2001-74, Cl. LI, 6%, 2020                                                          2,112,285  (c)             153,744

      Ser. 2002-76, Cl. PI, 5.5%, 2025                                                       16,766,354  (c)           1,818,102

   Whole Loan:

      Ser. 2001-W1, Cl. AF6, 6.402%, 2031                                                       819,000                  871,211

      Ser. 2001-W2, Cl. AF3, 5.258%, 2029                                                     4,000,000                4,058,080

                                                                                                                      14,961,101

TOTAL U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED                                                                                                   241,574,589

ASSET-BACKED CTFS.-HOME EQUITY--1.9%

Conseco Finance,

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                           4,350,000                4,455,558

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            682,255                  709,247

TOTAL ASSET-BACKED CTFS.-HOME EQUITY                                                                                   5,164,805


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.9%

Banc of America Large Loan,

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         3,500,000  (d)           3,916,172

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, CI. A1, 6.08%, 2035                                                        2,154,245                2,342,656

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         6,355,377                6,741,799

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             485,000                  538,962

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                            795,911                  879,725

Commercial Mortgage,

   Ser. 2001-FL5A, Cl. G, 2.655%, 2013                                                        7,000,000  (b,d)         6,971,370

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                         320,000  (d)             349,744

Office Portfolio Trust,

   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                         867,226  (d)             946,320

PNC Mortgage Acceptance,

   Ser. 2000-C2, Cl. C, 7.64%, 2033                                                           1,423,000                1,671,718

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          24,358,466

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--7.8%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B2, 6.5%, 2013                                                             242,482                  260,410

Bank of America Mortgage Securities:

   Ser. 2000-6, CI. B3, 7.75%, 2030                                                           1,327,134                1,409,678

   Ser. 2001-10, CI. 2B3, 6.25%, 2016                                                           191,664                  200,926

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B2, 6.5%, 2013                                                             528,745                  568,207

Countrywide Home Loans:

   Ser. 1999-12, Cl. B2, 7.5%, 2029                                                           1,202,972                1,294,238

   Ser. 2000-8, Cl. B2, 7.5%, 2031                                                            3,231,275                3,435,363

   Ser. 2000-9, Cl. B2, 7.5%, 2031                                                              981,033                1,012,160

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. A, 7.5%, 2015                                                               309,726                  318,288

Norwest Asset Securities:

   Ser. 1996-7, Cl. B1, 7.5%, 2011                                                              793,527                  845,188

   Ser. 1997-3, Cl. B1, 7.25%, 2027                                                           1,840,203                1,968,765

   Ser. 1997-7, Cl. B2, 7%, 2027                                                                596,821                  637,109

   Ser. 1997-9, Cl. B2, 7%, 2012                                                                300,692                  320,045

   Ser. 1997-11, Cl. B2, 7%, 2027                                                               412,217                  438,229

   Ser. 1997-15, Cl. B2, 6.75%, 2012                                                            464,367                  493,584

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Norwest Asset Securities (continued):

   Ser. 1997-20, Cl. B2, 6.75%, 2012                                                            309,705                  329,601

   Ser. 1998-18, Cl. B3, 6.25%, 2028                                                            828,452                  890,306

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               368,479  (d)             390,358

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B3, 6.75%, 2012                                                            235,300                  251,827

   Ser. 1998-2, Cl. 3B3, 6.75%, 2013                                                            458,845                  494,032

   Ser. 1998-2, Cl. 4B3, 6.75%, 2027                                                            365,440                  393,320

   Ser. 1998-11, Cl. 2B3, 6.25%, 2013                                                           420,769                  447,787

   Ser. 1999-9, Cl. 1B3, 7%, 2029                                                               958,951                1,034,532

Residential Funding Mortgage Securities I:

   Ser. 1997-S4, Cl. B1, 7%, 2012                                                               342,087                  365,180

   Ser. 1997-S10, Cl. M3, 7%, 2012                                                              371,338                  398,590

   Ser. 1997-S11, Cl. M3, 7%, 2012                                                              519,533                  556,547

   Ser. 1997-S19, Cl. M3, 6.5%, 2012                                                            526,987                  560,582

   Ser. 1997-S21, Cl. M3, 6.5%, 2012                                                            303,310                  322,640

   Ser. 1998-NS1, Cl. M2, 6.375%, 2009                                                           98,425                  104,420

   Ser. 1998-NS1, Cl. M3, 6.375%, 2009                                                           49,212                   52,210

   Ser. 1998-S9, Cl. 1M3, 6.5%, 2013                                                            805,880                  859,183

   Ser. 1998-S14, Cl. M3, 6.5%, 2013                                                            676,240                  724,792

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         21,378,097

U.S. GOVERNMENT--1.1%

U.S. Treasury Notes,

   4%, 11/15/2012                                                                             3,000,000                3,043,350

U.S. GOVERNMENT AGENCIES--3.3%

Federal National Mortgage Association,

   Notes, 3.9%, 4/29/2004                                                                     6,200,000                6,250,778

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,250,000  (e)           2,730,386

                                                                                                                       8,981,164

TOTAL BONDS AND NOTES

   (cost $300,641,727)                                                                                               304,500,471


OTHER INVESTMENTS--25.0%                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    22,700,000  (f)          22,700,000

Dreyfus Institutional Cash Advantage Plus Fund                                               22,700,000  (f)          22,700,000

Dreyfus Institutional Preferred Plus Money Market Fund                                       22,700,000  (f)          22,700,000

TOTAL OTHER INVESTMENTS

   (cost $68,100,000)                                                                                                 68,100,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--9.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.20%, 1/2/2003                                                                           11,500,000               11,500,000

   1.69%, 1/9/2003                                                                           15,115,000  (g)          15,111,826

TOTAL SHORT-TERM INVESTMENTS

   (cost $26,608,940)                                                                                                 26,611,826
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $395,350,667)                                                                           146.5%              399,212,297

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (46.5%)            (126,757,350)

NET ASSETS                                                                                       100.0%              272,454,947

(A)   PURCHASED ON A FORWARD COMMITMENT BASIS.

(B)   VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)   NOTIONAL FACE AMOUNT SHOWN.

(D)   SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
      OF 1933.  THESE  SECURITIES  MAY BE RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
      REGISTRATION,  NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
      2002, THESE SECURITIES AMOUNTED TO $12,573,964 OR 4.6% OF NET ASSETS.

(E)   PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS PERIODICALLY  ADJUSTED BASED ON
      CHANGES IN THE CONSUMER PRICE INDEX.

(F)   INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

(G)   PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR OPEN  FINANCIAL  FUTURES
      POSTITONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

December 31, 2002

                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                     (Depreciation)
                                            Contracts             Contracts ($)             Expiration           at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                       221                25,425,359             March 2003                    861,555

FINANCIAL FUTURES SHORT

U.S. Agency 10 Year Notes                         242                26,975,438             March 2003                   (861,563)

U.S. Treasury 5 Year Notes                        192                21,744,000             March 2003                     42,000

                                                                                                                           41,992

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           395,350,667   399,212,297

Cash                                                                  3,832,830

Receivable for investment securities sold                            24,407,507

Interest receivable                                                   1,602,122

Receivable for shares of Beneficial Interest subscribed                 292,251

Paydowns receivable                                                     130,005

Receivable for futures variation margin--Note 4                          97,228

Prepaid expenses                                                          8,918

                                                                    429,583,158
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           102,748

Payable for investment securities purchased                         156,155,054

Payable for shares of Beneficial Interest redeemed                      766,061

Accrued expenses and other liabilities                                  104,348

                                                                    157,128,211
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      272,454,947
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     267,023,699

Accumulated undistributed investment income--net                         11,317

Accumulated net realized gain (loss) on investments                   1,516,309

Accumulated net unrealized appreciation (depreciation)
  on investments (including $41,992 net unrealized
  appreciation on financial futures)                                  3,903,622
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      272,454,947
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                  17,442,755

NET ASSET VALUE, offering and redemption price per share ($)              15.62

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             9,933,336

Cash Dividends                                                         250,394

TOTAL INCOME                                                        10,183,730

EXPENSES:

Management fee--Note 3(a)                                            1,296,079

Shareholder servicing costs--Note 3(b)                                 235,557

Prospectus and shareholders' reports                                    54,740

Custodian fees--Note 3(b)                                               52,251

Professional fees                                                       43,088

Registration fees                                                       38,676

Trustees' fees and expenses--Note 3(c)                                  35,759

Miscellaneous                                                           15,181

TOTAL EXPENSES                                                       1,771,331

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (367,245)

NET EXPENSES                                                         1,404,086

INVESTMENT INCOME--NET                                               8,779,644
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              6,952,468

Net realized gain (loss) on financial futures                          185,619

NET REALIZED GAIN (LOSS)                                             7,138,087

Net unrealized appreciation (depreciation) on investments
  [including ($124,000) net unrealized (depreciation)
  on financial futures]                                              2,030,031

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,168,118

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,947,762

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,779,644           7,695,751

Net realized gain (loss) on investments         7,138,087             912,543

Net unrealized appreciation
   (depreciation) on investments                2,030,031           1,280,106

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,947,762           9,888,400
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (9,256,016)         (7,773,181)

Net realized gain on investments               (4,744,003)                 --

TOTAL DIVIDENDS                               (14,000,019)         (7,773,181)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 150,843,612          67,344,772

Dividends reinvested                           12,181,003           6,166,477

Cost of shares redeemed                       (54,864,575)        (36,933,447)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      108,160,040          36,577,802

TOTAL INCREASE (DECREASE) IN NET ASSETS       112,107,783          38,693,021
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           160,347,164          121,654,143

END OF PERIOD                                 272,454,947          160,347,164

Undistributed investment income--net               11,317                 192
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,671,577            4,405,031

Shares issued for dividends reinvested            780,368              404,745

Shares redeemed                                (3,522,657)          (2,422,463)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,929,288            2,387,313

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 2002          2001(a)         2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.25          14.97          14.39         15.01         15.32

Investment Operations:

Investment income--net                                            .63(b)         .85(b)         .92           .96           .97

Net realized and unrealized
   gain (loss) on investments                                     .70            .30            .57          (.54)         (.26)

Total from Investment Operations                                 1.33           1.15           1.49           .42           .71

Distributions:

Dividends from investment income--net                            (.68)          (.87)          (.91)         (.96)         (.97)

Dividends from net realized
   gain on investments                                           (.28)           --              --          (.06)         (.05)

Dividends in excess of net
   realized gain on investments                                    --            --              --          (.02)           --

Total Distributions                                              (.96)          (.87)          (.91)        (1.04)        (1.02)

Net asset value, end of period                                  15.62          15.25          14.97         14.39         15.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 8.87           7.70          11.01          2.82          4.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .65            .65            .65           .65           .65

Ratio of interest expense and
   loan commitment fees
   to average net assets                                           --            .00(c)         .01           .90           .17

Ratio of net investment income
   to average net assets                                         4.06           5.62           6.31          6.54          6.34

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .17            .22            .33           .34           .39

Portfolio Turnover Rate                                        557.74         568.70         666.82        366.43        388.97
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         272,455        160,347        121,654       112,252        96,846

(A)   AS  REQUIRED,  EFFECTIVE  JANUARY  1,  2001,  THE  FUND  HAS  ADOPTED  THE
      PROVISIONS  OF  THE  AICPA  AUDIT  AND  ACCOUNTING  GUIDE  FOR  INVESTMENT
      COMPANIES  AND  BEGAN  AMORTIZING  DISCOUNT  OR  PREMIUM  ON FIXED  INCOME
      SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN
      INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER
      31, 2001 WAS TO DECREASE NET INVESTMENT  INCOME PER SHARE AND INCREASE NET
      REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
      $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
      FROM  5.66% TO 5.62%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
      PERIODS  PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THESE
      CHANGES IN PRESENTATION.

(B)   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC U.S. Mortgage Securities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective was to provide investors with as high a level of current income as is consistent with the preservation of capital. On December 18, 2002, fund shareholders approved changing the fund's investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return, consisting of capital appreciation and current income by investing principally in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On January 29, 2002, the Board of Trustees approved a change of the fund's name from "Dreyfus BASIC GNMA Fund" to "Dreyfus BASIC U.S. Mortgage Securities Fund". This change was effective on May 1, 2002.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded at the last sales price on the national securities market. Options traded over-the-counter are priced at the mean between the bid prices and asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $753 during the period ended December 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.


At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,703,746, accumulated capital gains $93,295 and unrealized appreciation $3,587,036.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $13,335,515 and $7,773,181 and long-term capital gains $664,504 and $0.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $487,497, decreased net realized gain (loss) on investments by $458,610 and decreased paid-in capital by $28,887. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear,

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

such   excess  expense.  The  reduction  in  management  fee,  pursuant  to  the undertaking, amounted to $367,245 during the period ended December 31, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2002, the fund was charged $84,532 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2002, the fund was charged $90,720 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2002, the fund was charged $52,251 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(D) Commencing September 10, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the fund derived $250,394 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2002, amounted to $1,461,048,166 and $1,372,954,483, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2002, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At December 31, 2002, the cost of investments for federal income tax purposes was $395,625,261; accordingly, accumulated net unrealized appreciation on investments was $3,587,036, consisting of $10,183,822 gross unrealized appreciation and $6,596,786 gross unrealized depreciation.

NOTE 5--Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. At December 31, 2002, there were no reverse repurchase agreements outstanding.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus BASIC U.S. Mortgage Securities Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC U.S. Mortgage Securities Fund, (formerly Dreyfus BASIC GNMA Fund) including the statements of investments and financial futures, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC U.S. Mortgage Securities Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                  [ERNST & YOUNG SIGNATURE LOGO]

New York, New York

February 11, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0388 per share as a long-term capital gain distribution of the $.2770 per share paid on December 31, 2002.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

Gordon J. Davis (61)

Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner of LeBoeuf, Lamb, Greene & MacRae

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                              --------------

David P. Feldman (63)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Lynn Martin (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* J.L. Kellogg Graduate School of Management, Northwestern University, Professo

* Advisor to the international accounting firm of Deloitte & Touche, LLP and Chairperson to its Council for the Advancement of Women

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* SBC Communications, Inc., Director

* Ryder Systems, Inc., a supply chain and transportation management company, Director

* The Proctor & Gamble Co., a consumer company, Director

* TRW, Inc., an aerospace and automotive equipment company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Daniel Rose (73)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Baltic-American Enterprise Fund, Director

* Housing Committee of the Real Estate Board of New York, Inc., Director

* Harlem Educational Activities Fund, Inc., President

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Philip L. Toia (69)

Board Member (1997)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired prior to January 4, 1997, Vice Chairman, Administration and Operations of The Dreyfus Corporation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 11

                              --------------

Sander Vanocur (75)

Board Member (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, Old Owl Communications

NO.OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

Anne Wexler (72)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

EUGENE MCCARTHY, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus BASIC  U.S. Mortgage Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  080AR1202